Exhibit 4.01-2
                                                                          to the
                                                                Credit Agreement

                  Exhibit 10.175 - Company Guarantee Agreement

            COMPANY GUARANTEE AGREEMENT dated as of January 28, 1998 made by DREW INDUSTRIES INCORPORATED, a Delaware corporation (the "Guarantor"), with and in favor of THE CHASE MANHATTAN BANK, a New York banking corporation as agent (in such capacity, the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

            Reference is hereby made to the Credit Agreement dated as of January 28, 1998 (as amended, supplemented, or modified from time to time, the "Credit Agreement") among Kinro, Inc., an Ohio corporation, Shoals Supply, Inc., a Delaware corporation, and Lippert Components, Inc., a Delaware corporation, as Borrowers (the "Borrowers"), the financial institutions party thereto as lenders (the "Lenders") and The Chase Manhattan Bank as administrative agent (in such capacity the "Administrative Agent"). Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Credit Agreement.

            The Lenders have agreed to make Loans to the Borrowers upon the terms and subject to the conditions specified in the Credit Agreement. The Guarantor is the owner of all the issued and outstanding capital stock of each of the Borrowers. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Guarantor hereunder of a guarantee agreement in the form hereof.

            NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1.01. Definitions; Terms. References to this "Agreement" shall be to this Company Guarantee Agreement as amended, supplemented, or otherwise modified from time to time. The term "Obligations" shall mean, collectively, (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans when and as due, whether at maturity, by acceleration, upon one or more dates on which repayment or prepayment is required, or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of the Letter of Credit when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrowers
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to one or more of the Secured Parties under the Credit Agreement or any of the other Loan Documents or of the Borrowers (or any of them) under or in respect of any Interest Rate Hedging Agreement now or hereafter in effect, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to the Credit Agreement and the other Loan Documents and under any Interest Rate Hedging Agreement. References to a "guarantor" shall include the Guarantor hereunder, each "Guarantor" as such term is defined in the Subsidiary Guarantee Agreement, and any other Person that is a guarantor of any or all of the Obligations, and references to a "guarantee" shall include this Agreement, the Subsidiary Guarantee Agreement and any other guarantee of any or all of the Obligations by any other Person.

      Section 2.01. Guarantee.

                  (a) The Guarantor hereby, unconditionally, absolutely, and irrevocably guarantees, as a primary obligor and not merely as a surety, the due and punctual payment and performance in full of the Obligations, in each case strictly in accordance with the terms thereof. In furtherance of the foregoing and not in limitation of any other right that any Secured Party may have at law or in equity against the Guarantor by virtue hereof, the Guarantor agrees that upon failure of the Borrowers to pay any Obligations when and as the same shall become due, whether at maturity, by acceleration, on one or more dates on which prepayment or repayment is required, or otherwise, the Guarantor will, without any demand or notice whatsoever, forthwith pay or cause to be paid to the Administrative Agent or such other Secured Party as is designated thereby, in cash in immediately available funds, an amount equal to the unpaid amount of such Obligations. The Guarantor further agrees that the Obligations guaranteed by it hereunder may be increased in amount, extended or renewed, or otherwise amended or modified in any respect, including, without limitation, as to principal, scheduled repayment, prepayment, interest, fees, indemnification, compensation, and in any other respect whatsoever, in whole or in part, without notice or further assent from it, and that it will remain bound upon this guarantee in respect of such Obligations as so increased, extended, renewed, amended or modified. Payments by the Guarantor hereunder may be required on any number of occasions.

                  (b) The Guarantor waives presentation to, demand for payment from and protest to the Borrowers or any other guarantor, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. The obligations of the Guarantor hereunder shall not be affected by (i) the failure of any Secured Party to assert any claim or demand or to enforce any right or remedy against any Credit Party or any other Person under the provisions of any Loan Document or any other agreement or otherwise; (ii) any rescission, waiver, forbearance, compromise, acceleration, amendment or modification of, or any release of any party from any of the terms or provisions of, this Agreement, any other Loan Document, any Obligation or any other guarantee or any security interest in respect of the Obligations (including, without limitation, in respect of any other guarantor, or any Debtor as such term is defined in any Security Document); (iii) any change in respect of any Credit Party, including, without limitation, as a result of any merger, consolidation, dissolution, liquidation, recapitalization, or other change of legal form or status, whether or not permitted under the Loan Documents; (iv) the release, exchange, waiver or foreclosure of any security held by any


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Secured Party for any Obligations or the invalidity or nonperfection of any security interest securing the Obligations or the guarantee hereunder, or any other defect of any kind pertaining to any Obligations or any guarantee or collateral security in respect thereof; (v) the failure of any Secured Party to exercise any right or remedy in respect of any collateral security for any Obligations or against any Credit Party, or against any other guarantor of any Obligations; or (vi) the release or substitution of one or both of the Borrowers or any guarantor; (vii) the failure of any Person to become a guarantor pursuant to any other Loan Document, whether or not required under the Credit Agreement; or (viii) any other circumstance that might otherwise, but for this specific agreement of the Guarantor to the contrary, result in a discharge of or the exoneration of the Guarantor hereunder, it being the intent of the parties hereto that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

                  (c) The Guarantor agrees that this guarantee constitutes a guarantee of performance and of payment when due and not just of collection, that it is a primary obligation of the Guarantor, and that the Guarantor waives any right to require that any resort be had by any Secured Party to any security held for this guarantee or for payment of any Obligations, or to any balance of any deposit, account, or credit on the books of any Secured Party in favor of any Credit Party, or to any other Person or property. To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of (i) any "one action" or "anti-deficiency" law that would otherwise prevent any Secured Party from bringing any action, including any claim for a deficiency, or exercising any right or remedy (including any right of set-off) against the Guarantor before or after the commencement or completion of any foreclosure action or sale of collateral, whether judicially, by exercise of power of sale or otherwise, or (ii) any other law that in any other way would otherwise require any election of remedies by any Secured Party.

                  (d) No demand hereunder or enforcement hereof against the Guarantor shall require any demand or enforcement against any other Credit Party.

                  (e) The Guarantor agrees that it shall not make a payment on any guaranty securing the Senior Notes unless concurrently therewith it shall make payment hereunder to the Secured Parties on the Obligations on a pari passu basis with respect to any such payment on or in respect of any such guaranty securing the Senior Notes.

      Section 2.02. No Impairment of Guarantee. The obligations of the Guarantor hereunder shall remain absolute and unconditional and shall not be subject to any reduction, limitation, impairment or termination for any reason, including without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations or of this guarantee (or any portion or provision thereof or hereof) or otherwise. Without limiting the generality of the foregoing, the Guarantor specifically agrees that it shall not be discharged or exonerated, nor shall its obligations hereunder be limited or otherwise affected by the failure of any Secured Party to exercise any right, remedy, power, or privilege or to assert any claim or demand or to enforce any remedy under any Loan Document or applicable law, including, without limitation, any failure by any Secured Party to setoff or release in whole or in part any balance of any deposit account or


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credit on its books in favor of any Credit Party, or by any waiver, consent, extension, indulgence, modification, or other action or inaction in respect of any thereof, or by any default, failure or delay, willful or otherwise, in the performance of any Obligations, or by any other act or thing or omission or delay to do any other act or thing, by any Person, that might in any manner or to any extent vary the risk of the Guarantor or that might but for the specific provisions hereof to the contrary otherwise operate as a discharge or exoneration of the Guarantor, unless and until the Obligations are fully, finally and indefeasibly paid in cash.

      Section 2.03. Security; Waiver. The Guarantor authorizes the Administrative Agent, the Collateral Agent, and each of the other Secured Parties to (i) take and hold security for the payment of this guarantee and/or the Obligations and exchange, enforce, waive and release any such security, (ii) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (iii) release or substitute any one or more endorsees, other guarantors or other obligors or any collateral. The Administrative Agent, the Collateral Agent, and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or non-judicial sales, or exercise any other right or remedy available to them against the Borrowers or any guarantor, or any security, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent that the Obligations have been fully, finally and indefeasibly paid in cash. The Guarantor waives any defense arising out of any such election even though such election operates to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrowers or any other guarantor, as the case may be, or any security.

      Section 2.04. Continuation and Reinstatement, etc. The Guarantor agrees that the guarantee hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time payment, or any part thereof, in respect of any Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of any Credit Party, or otherwise.

      Section 2.05. Subrogation. The Guarantor agrees that throughout the period referred to in clause (ii) of Section 4.02(a) hereof the Guarantor shall not (i) exercise, and hereby waives, any rights against the Borrowers and any other guarantor arising as a result of payment by the Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, (ii) prove any claim in competition with any Secured Party in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceeding of any nature, or (iii) have any benefit of or any right to participate in any collateral security that may be held by any Secured Party for the Obligations.

      Section 2.06. Subordination. The payment of any amounts due with respect to any indebtedness of any Credit Party now or hereafter owed to the Guarantor (including, without limitation, any such indebtedness arising by way of subrogation, reimbursement, restitution, contribution or otherwise in respect of performance by the Guarantor hereunder) is hereby


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

subordinated to the prior full, final, and indefeasible payment in cash of all Obligations. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Secured Parties and be paid over to the Administrative Agent on account of and to be applied against the Obligations, without affecting in any manner the liability of the Guarantor under the other provisions of this Agreement.

      Section 2.07. Remedies. The Guarantor agrees that, as between the Guarantor and the Secured Parties, the obligations of the Borrowers under the Credit Agreement may be declared to be forthwith due and payable as provided in
Article VII of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in clause (h) or (i) of said Article VII) for purposes of the guarantee hereunder notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrowers and that, in the event of such declaration (or such obligations' being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrowers) shall forthwith become due and payable by the Guarantor for purposes hereof.

      Section 2.08. Payment. The Guarantor hereby agrees that any Secured Party, at its sole option, in the event of a dispute by the Guarantor in the payment of any moneys due hereunder, shall have the right to proceed under New York CPLR
Section 3213.

      Section 2.09. Continuing Guarantee. The guarantee hereunder is a continuing guarantee, and shall apply to all Obligations whenever arising.

      Section 2.10. Other Guarantors. This Agreement shall remain the unconditional, absolute, and irrevocable obligation of the Guarantor regardless of whether any other Person (i) becomes guarantor in respect of the Obligations (whether or not the Credit Agreement requires that such Person be or become a guarantor) or (ii) fails to become or ceases to be a guarantor of the Obligations (whether or not the Credit Agreement requires that such Person be or become a guarantor).

      Section 2.11. Information. The Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Borrowers, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that no Secured Party has or will have any duty to advise the Guarantor of information regarding such circumstances or risks.

      Section 3.01. Representation and Warranties The Guarantor represents and warrants that all representations and warranties relating to it in the Credit Agreement are true and correct.


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      Section 4.01. Amendment; Waiver. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent with the written consent of the Required Lenders. Any such waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstances. No waiver by any Secured Party of any breach or default of or by the Guarantor under this Agreement shall be deemed a waiver of any other previous breach or default or any thereafter occurring.

      Section 4.02. Survival; Severability.

                  (a) All covenants, agreements, representations and warranties made by the Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document (i) shall be considered to have been relied upon by the Lenders and the other Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any Notes evidencing such Loans, regardless of any investigation made by the Secured Parties or on their behalf, and (ii) shall continue in full force and effect as long as any of the Obligations is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Revolving Credit Commitments have not been terminated.

                  (b) Any provision of this Agreement that is illegal, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without invalidating the remaining provisions hereof or affecting the legality, validity or enforceability of such provisions in any other jurisdiction. The parties hereto agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement, or to otherwise amend this Agreement to achieve such result.

      Section 4.03. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Credit Party that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. No Credit Party may assign or transfer any of its rights or obligations hereunder except as expressly contemplated by this Agreement or the other Loan Documents (and any such attempted assignment shall be void).

      Section 4.04. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


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      Section 4.05. Headings; Interpretation. The Article and Section headings in this Agreement are for convenience only and shall not affect the construction hereof. The rules of interpretation of Section 1.03 of the Credit Agreement shall apply to this Agreement.

      Section 4.06. Notices. Notices, consents and other communications provided for herein shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. Communications and notices to the Guarantor shall be given to it at 200 Mamaroneck Avenue, White Plains, New York 10601 Attention: Leigh J. Abrams.

      Section 4.07. Counterparts. This Agreement may be executed in separate counterparts (telecopy of any executed counterpart having the same effect as manual delivery thereof), each of which shall constitute an original, but all of which, when taken together, shall constitute but one Agreement.

      Section 4.08. Right of Setoff. The Guarantor hereby agrees that if an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Guarantor against any of and all the obligations of the Guarantor now or hereafter existing under this Agreement or any other Loan Document held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

      Section 4.09. Jurisdiction; Consent to Service of Process.

                  (a) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against the Guarantor or its properties in the courts of any jurisdiction.


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

                  (b) The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in the preceding paragraph. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.06. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      Section 4.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            IN WITNESS WHEREOF, the parties hereto have caused this Company Guarantee Agreement to be duly executed and delivered by their respective officers as of the day and year first above written.

                                             DREW INDUSTRIES INCORPORATED


                                             By: _________________________
                                                  Name:
                                                  Title:

                                             THE CHASE MANHATTAN BANK,
                                             as Administrative Agent


                                             By: _________________________
                                                  Name:
                                                  Title:


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